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                                                                      EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


The Board of Directors
ESB Financial Corporation:

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-43001, 33-49234, 333-27613, 333-95725, 333-31464, 333-31379
and 333-61002) of ESB Financial Corporation, of our report dated January 25, 2002,with respect to the consolidated financial statements of ESB Financial Corporation and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                                                           /s/ Ernst & Young LLP


Pittsburgh, Pennsylvania
March 25, 2002